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                                                                   EXHIBIT 10.12

                                   ADDENDUM TO

                         AGREEMENT TO CONTRIBUTE CAPITAL

                             AND ESCROW INSTRUCTIONS

            THIS ADDENDUM TO AGREEMENT TO CONTRIBUTE CAPITAL AND ESCROW INSTRUCTIONS (the "Addendum") is executed as of September 26, 1997 by and between Westwood Center, a California limited partnership (the "Partnership") and Arden Realty Limited Partnership, a Maryland limited partnership ("Contributor"), with reference to the following facts:

            A. Concurrently with the execution of this Addendum, the Partnership and Contributor have executed an Agreement to Contribute Capital and Escrow Instructions (the "Agreement to Contribute"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement to Contribute.

            B. The parties desire to make certain clarifications to the Agreement to Contribute regarding the applicability of certain sections therein to Glikbarg Trust and Harrison Trust rather than to A.S. Glikbarg and Ed N. Harrison, respectively. The parties also wish to define the terms "Glikbarg Trust" and "Harrison Trust."

            C. The parties also desire to amend the Agreement to Contribute to provide for the execution and delivery of a certain letter agreement as a condition to the Partnership's obligation to close Escrow.

            NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by the Partnership and Contributor as follows:

            1. As used in the Agreement to Contribute and this Addendum, "Glikbarg Trust" shall mean A.S. Glikbarg as Trustee of the A.S. Glikbarg Family Trust under Declaration of Trust dated September 16, 1987, and "Harrison Trust" shall mean Ed N. Harrison as Trustee of the Ed N. Harrison Separate Property Trust under Declaration of Trust dated August 18, 1987.

            2. All references in the Agreement to Contribute to the "General Partners" shall mean Glikbarg Trust and Harrison Trust, and not A.S. Glikbarg and Ed N. Harrison, respectively. All provisions in Sections 8(b), 8(e) and 15(g) with respect to the several liability of the General Partners shall mean Glikbarg

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Trust and Harrison Trust, and not A.S. Glikbarg and Ed N. Harrison,
respectively.

            3. The definition of "Guarantors" is revised to mean Glikbarg Trust and Harrison Trust rather than A.S. Glikbarg and Ed N. Harrison, respectively.

            4. The reference in Section 13(a) to A.S. Glikbarg and Ed N. Harrison shall mean both A.S. Glikbarg and Glikbarg Trust, and both Ed N. Harrison and Harrison Trust, respectively. The parenthetical beginning on the seventh line of Section 13(a), which begins "(said several liability of A.S. Glikbarg...)" is revised to read as follows: "(said several liability of A.S. Glikbarg as to 1/6th and Ed N. Harrison as to 5/6ths being their liability under said guaranty and said several liability of Glikbarg Trust as to 1/6th and Harrison Trust as to 5/6ths being their respective liability as General Partners of the Partnership)."

            5. The several liability of the guarantors referred to in the statement opposite the signatures of A.S. Glikbarg and Ed N. Harrison as guarantors on page 31 of the Agreement to Contribute, which reads "Guarantors severally as to Paragraphs 8(b), 8(e), 13(a) and 15(g)" means A.S. Glikbarg as to 1/6th and Ed N. Harrison as to 5/6ths.

            6. Section 9 of the Agreement to Contribute, entitled "Conditions Precedent to Partnership's Obligation to Close Escrow," is amended to add a new subsection (f) as follows:

            "(f) EXECUTION OF LETTER AGREEMENT. All required parties shall have signed the letter agreement attached hereto as Exhibit "N" (the "Agreement re Obligation to Redeem").

            7. Section 11(a) of the Agreement to Contribute, which sets forth the sums of money and documents required to be delivered to Escrow Agent by Contributor at least one business day prior to the date of Closing, is amended to add a new subsection (v) as follows:

                  "(v) Signed counterparts of the Agreement re Obligation to Redeem."

            8. Section 11(b) of the Agreement to Contribute, which sets forth the documents required to be delivered to Escrow Agent by the Partnership at least one business day prior to the date of Closing, is amended to add a new subsection (vi) as follows:

                  "(vi) Signed counterparts of the Agreement re Obligation to Redeem."


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            9. The Agreement to Contribute, as supplemented and amended by this
Addendum, shall remain in full force and effect in accordance with its terms.

            10. This Addendum may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the day and year first hereinabove written.

      PARTNERSHIP:                  WESTWOOD CENTER
                                    a California limited partnership

                                    By: /s/ A. S. Glikbarg
                                       -----------------------------------------
                                       Name:  A.S. Glikbarg, Trustee of
                                                the A.S. Glikbarg Family Trust
                                       Title: General Partner

                                    By: /s/ Ed N. Harrison
                                       -----------------------------------------
                                       Name:    Ed N. Harrison, Trustee of
                                                  the Ed N. Harrison Separate
                                                  Property Trust
                                       Title:   General Partner

      CONTRIBUTOR:                  ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:   Arden Realty, Inc.,
                                            a Maryland corporation,
                                            Its General Partner

                                          By: /s/ Richard S. Ziman
                                              ----------------------------------
                                              Name:  Richard S. Ziman
                                              Title: CEO


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                                   EXHIBIT N

                        ARDEN REALTY LIMITED PARTNERSHIP
                            9100 WILSHIRE BOULEVARD
                              SUITE 700 EAST TOWER
                        BEVERLY HILLS, CALIFORNIA 90212
                                 (310) 271-8600
                               FAX (310) 246-2941


                               September 26, 1997


Westwood Center
1100 Glendon Avenue
Suite 1400
Los Angeles, CA 90024
Attn: A.S. Glikbarg and
      Ed N. Harrison
      General Partners

Gentlemen:

     Reference is made to that certain AGREEMENT TO CONTRIBUTE AND ESCROW INSTRUCTIONS ("Agreement") dated this 26th day of September, 1997 by and between WESTWOOD CENTER, a California limited partnership ("Partnership"), and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Contributor"), and to the proposed Amended and Restated Agreement of Limited Partnership of the Partnership which is an Exhibit thereto.

     You have informed us that your Partners, both limited and general, are concerned about their right and obligation to accept shares of common stock of Arden Realty, Inc. ("Arden") that are not immediately saleable without registration in lieu of their partnership interest in Contributor if they elect to convert their Partnership Interests in the Partnership to OP Units in Contributor.

     This letter will confirm our agreement and that of Arden for the benefit of your Partners that, if (1) any Partner elects to become an OP Unit Holder of Contributor and (2) such Partner subsequently elects to have his or her OP Units "Redeemed", Contributor and Arden shall be obligated to redeem such Partner's OP Units for cash unless Arden can deliver to him or her, in lieu of cash, shares of common stock of Arden that are either registered for resale or immediately saleable without restriction or registration under Section 5 of the Securities Act of 1933 in the manner and in the amount reflected in the Contributor Partnership Agreement.

     Please confirm your agreement on behalf of your Partners to the foregoing in the space provided below for your signatures and return a fully executed copy of this letter to the undersigned.
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Westwood Center
September 26, 1997
Page 2


     We look forward to working with you toward consummating this transaction.

                                        Very truly yours,

                                        ARDEN REALTY LIMITED PARTNERSHIP,
                                        a Maryland limited partership,

                                        By: Arden Realty, Inc.
                                            a Maryland corporation,
                                            Its: Sole General Partner


                                            By:_____________________________
                                               Victor J. Coleman,
                                               Its: President


                                        ARDEN REALTY, INC.
                                        a Maryland corporation,


                                            By:_____________________________
                                               Victor J. Coleman,
                                               Its: President


AGREED AND ACCEPTED:

Westwood Center
a California limited partnership

By:___________________________
   A.S. Glikbarg
     General Partner

     Date:____________________


By:____________________________
   Ed N. Harrison
     General Partner

     Date:_____________________